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                                                                    EXHIBIT 23.2



           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
           --------------------------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-107519) of Dicon Fiberoptics, Inc. of our report dated June 30, 2004 relating to the consolidated financial statements of Dicon Fiberoptics, Inc. and the financial statement schedule, which appears in this Form 10-KSB/A.



/s/ PricewaterhouseCoopers LLP
------------------------------

PricewaterhouseCoopers LLP
San Francisco, California
June 30, 2004